                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




    Date of Report (Date of earliest event reported):   JANUARY 16, 1997
                                                      ---------------------




                                   CIBER, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                    0-23488                 38-2046833
-------------------------------------------------------------------------------
   (State or other jurisdiction     (Commission              (IRS Employer
       of incorporation)            File Number)           Identification No.)



   5251 DTC PARKWAY, SUITE 1400, ENGLEWOOD, COLORADO                 80111
-------------------------------------------------------------------------------
   (Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code:  (303) 220-0100
                                                            --------------

                                   CIBER, Inc.
                 Information to be included in the Report

ITEM 5.  OTHER EVENTS.

     CIBER, Inc. issued the following press release at approximately
2:00 p.m. Denver Time on January 15th, 1997 relating to its second quarter results:


                                  [Letterhead]

                          - CIBER, INC. NEWS RELEASE -

For Immediate Release                                      Contact:
                                                           Kara Kennedy
                                                           Shareholder Relations
                                                           303/220-0100


                   CIBER ANNOUNCES RECORD 2ND QUARTER RESULTS

     Englewood, Colorado - January 15, 1997 - CIBER, Inc. (Nasdaq - CIBR) reported record revenues and earnings today for its second fiscal 1997 quarter, ended December 31, 1996.

     Revenues for the quarter were $59,720,000, an increase of 39% over revenues for the quarter ended December 31, 1995 of $43,066,000. Pro forma net income for the quarter, excluding one-time merger costs, was $3,405,000 or $.17 per share. After merger costs, pro forma net income for the December 1996 quarter increased to $2,809,000 or $.14 per share compared to $1,979,000 or $.10 per share for the same quarter of fiscal 1996.

     Revenues for the six months ended December 31, 1996 were $113,750,000, an increase of 34% over revenues for the same period ended December 31, 1995 of $85,009,000. Pro forma net income for the six months, excluding one-time merger costs, was $6,709,000 or $.34 per share. After merger costs, pro forma net income for the six months ended December 31, 1996 increased to $5,491,000 or $.28 per share compared to $3,942,000 or $.21 per share for the same period of fiscal 1996.

     All prior fiscal year three and six month information has been restated for the poolings of interests with Practical Business Solutions, Inc. (May
1996), Spectrum Technology Group, Inc. (September 1996), and Technology Management Group, Inc. and Technology Support Group, Inc. (November 1996). Revenues for the three and six months ended December 31, 1996 were 84% and 78%, respectively, greater than revenues as originally reported for the same periods last fiscal year.

     CIBER is a nationwide provider of information technology consulting, including application software staff supplementation, management consulting solutions to business problems, package software implementation system, life-cycle project responsibility, millennium date change conversion services and networking procurement and engineering services. CIBER's approximately 2,400 highly trained consultants operate out of 39 branch offices in over 20 states, plus offices in two foreign countries.


                                           THREE MONTHS            SIX MONTHS
IN THOUSANDS, EXCEPT PER SHARE DATA     ENDED DECEMBER 31,     ENDED DECEMBER 31,
                                        ------------------    --------------------
                                          1996      1995(1)     1996       1995(1)
                                        -------    -------    --------     -------
Revenues                                $59,720    $43,066    $113,750     $85,009
Salaries, wages, and other
  direct costs                           41,082     29,805      77,475      57,964
Selling, general and administrative
  expenses                               12,919      9,670      25,005      19,706
Amortization of intangible assets           607        456       1,129         898
Merger costs                                596          -       1,218           -
                                        -------    -------    --------     -------
    Operating income                      4,516      3,135       8,923       6,441
Interest income                             216        162         439         192
Interest expense                              -        (82)          -        (186)
                                        -------    -------    --------     -------
    Income before income taxes            4,732      3,215       9,362       6,447
Income tax expense                        2,343        273       5,179       1,482
                                        -------    -------    --------     -------
    Net income                          $ 2,389    $ 2,942    $  4,183     $ 4,965
                                        -------    -------    --------     -------
                                        -------    -------    --------     -------

Pro forma information:
    Historical net income               $ 2,389    $ 2,942    $  4,183     $ 4,965
    Pro forma adjustment to income
      tax expense                           420       (963)      1,308      (1,023)
                                        -------    -------    --------     -------
    Pro forma net income                $ 2,809    $ 1,979    $  5,491     $ 3,942
                                        -------    -------    --------     -------
                                        -------    -------    --------     -------

    Pro forma income per common and
      common equivalent shares          $   .14(2) $   .10    $    .28(2)  $   .21
                                        -------    -------    --------     -------
                                        -------    -------    --------     -------

Weighted average common and
  common equivalent shares               20,095     19,006      19,962      18,483
                                        -------    -------    --------     -------
                                        -------    -------    --------     -------

(1) Restated for poolings of interests.

(2) After merger costs of $.03 and $.06 per share for the three and six months ended December 31, 1996, respectively.



"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Certain of the statements made above may be considered forward-looking; and because such statements involve risks and uncertainties, actual results may vary materially from those referred to in such statements. Please refer to a discussion of certain of these risks and uncertainties in the Company's Annual Report on Form 10-K, plus Form 10-Qs and other Securities and Exchange Commission filings.

                                     # # #

         CIBER, INC., 5251 DTC PARKWAY, SUITE 1400, ENGLEWOOD, CO 80111
                              http://www.ciber.com



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              CIBER, INC.



Date:  January 16, 1997            By: /s/ CHRISTOPHER L. LOFFREDO
                                       -------------------------------
                                       Christopher L. Loffredo
                                       Vice President/Chief Accounting Officer